UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013

Resource Capital Corp.

(Exact name of registrant as specified in its chapter)

Maryland	1-32733	20-2287134
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-974-1708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On April 10, 2013, Resource Capital Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC as joint book-running managers and representative of the underwriters named therein (collectively, the “Underwriters”) and Resource Capital Manager, Inc., to issue and sell up to 16,250,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), including up to 2,437,500 Shares to cover the Underwriters’ option, at a public offering price of $6.33 per share in an underwritten public offering (the “Offering”). The net proceeds of the Offering, after underwriting discounts and estimated expenses, and assuming no exercise of the Underwriters’ option, will be approximately $99.5 million.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties as of the date of entering into such Underwriting Agreement; these representations, warranties and covenants are not factual information to investors about the Company. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Shares were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-187390) declared effective by the Securities and Exchange Commission on March 29, 2013 (the “Registration Statement”). The Offering is being made under the prospectus supplement dated April 10, 2013 (“Prospectus Supplement”), and the accompanying prospectus dated March 29, 2013, constituting a part of the Registration Statement.

Item 8.01 Other Events

On April 12, 2013, the Company filed with the Securities and Exchange Commission the Prospectus Supplement to the base prospectus contained in the Company’s Registration Statement. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 attached to this Current Report on Form 8-K are incorporated by reference in their entirety into the Prospectus Supplement and Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated April 10, 2013, among Resource Capital Corp. and Resource Capital Manager, Inc., and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters.

5.1	Opinion of Foley & Lardner LLP

8.1	Opinion of Ledgewood as to certain US federal income tax matters.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

23.2	Consent of Ledgewood (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.

Date: April 15, 2013		/s/ David J. Bryant
	Name:	David J. Bryant
	Title:	Senior Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer